UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             -----------------------

                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 27, 1998


                           ASSET INVESTORS CORPORATION
             (Exact name of registrant as specified in its charter)


                 Maryland                     1-9360             84-1038736
     (State or other jurisdiction of     (Commission File      (IRS Employer
      incorporation or organization)         Number)        Identification No.)

   3410 South Galena Street, Suite 210                              80231
             Denver, Colorado                                    (Zip Code)
 (Address of principal executive offices)

                                 (303) 614-9400
              (Registrant's telephone number, including area code)

                                       N/A
                         (Former name or former address,
                          if changed since last report)

Item 2.  Acquisition or Disposition of Assets

On February 27, 1998, Asset Investors Corporation (the "Company") acquired two adult manufactured home communities. Salem Farm is located in Bensalem, Pennsylvania (near Philadelphia), consists of 28 developed homesites and was acquired from Salem Farm Mobile Home Park, Inc. Mullica Woods is located in Egg Harbor City, New Jersey (near Atlantic City), consists of 90 developed homesites and was acquired from Roth Associates of New Jersey. Both manufactured home communities are fully occupied. Since May 1997, the Company has managed Salem Farm and Mullica Woods for the prior owners.

The consideration for the communities was determined through arms-length negotiations with the sellers. Total consideration for Salem Farm was $1,384,000 consisting of $59,000 of cash, the assumption of $550,000 of existing debt, and the issuance of 44,583 limited partnership units of Asset Investors Operating Partnership, L.P. ("OP Units") valued at $775,000. Total consideration for Mullica Woods was $3,649,000 consisting of $83,000 of cash, the assumption of $2,244,000 of existing debt, and the issuance of 76,065 OP Units valued at $1,322,000. The existing debt was prepaid by the Company upon acquisition of the manufactured home communities.

The Company generally intends to continue to utilize the assets acquired in the transaction as rental properties which is the same manner as they were employed prior to the acquisition. Due to the Company's intent to acquire additional manufactured home communities, the Company's future dividends and the taxable portion thereof cannot be estimated at this time.

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements in certain circumstances. Certain information included in this Report, the Company's Annual Report to Stockholders and other Company filings (collectively "SEC Filings") under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (as well as information communicated orally or in writing between the dates of such SEC Filings) contains or may contain information that is forward looking, including, without limitation, statements regarding the effect of acquisitions, the Company's future financial performance and the effect of government regulations. Actual results may differ materially from those described in the forward looking statements and will be affected by a variety of risks and factors including, without limitation, national and local economic conditions, the general level of interest rates, terms of governmental regulations that affect the Company and interpretations of those regulations, the competitive environment in which the Company operates, financing risks, including the risk that the Company's cash flow from operations may be insufficient to meet required payments of principal and interest, real estate risks, including variations of real estate values and the general economic climate in local markets and competition for tenants in such markets, acquisition and development risks, including failure of such acquisitions to perform in accordance with projections, and possible environmental liabilities, including costs which may be incurred due to necessary remediation of continued qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code. Readers should carefully review the Company's financial statements and the notes thereto, as well as the risk factors described in the SEC Filings.

Item 7.  Financial Statements and Exhibits

(a)   Financial Statements

         The required financial statements will be filed by amendment within 60 days.

(b)   Pro Forma Financial Information

         The required pro forma financial information will be filed by amendment within 60 days.

(c)   Exhibits

          Exhibit No.                                             Description

               2.4 Contribution Agreement dated as of February 27, 1998, between Asset Investors Operating Partnership, L.P. and Roth Associates of New Jersey.

               2.4 (a) Contribution Agreement dated as of February 27, 1998, between Asset Investors Operating Partnership, L.P. and Salem Farm Mobile Home Park, Inc.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               ASSET INVESTORS CORPORATION

Date:  March 13, 1998
                                               By: /s/David M. Becker
                                               ---------------------------------
                                               David M. Becker
                                               Chief Financial Officer